Exhibit 10.14

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

NON-EXCLUSIVE LICENSE AND COMPOUND LIBRARY SALE AGREEMENT

By and Between

Chiromics, LLC and Kadmon Corporation, LLC

This Non-Exclusive License and Compound Library Sale Agreement is entered into as of this 18th day of November, 2011 by and between Chiromics, LLC a Delaware limited liability company with an address of P.O. Box 252, Princeton, NJ 08542 (“Chiromics”), and Kadmon Corporation, LLC, a Delaware limited liability company with an address of 450 East 29th Street, 5th Floor, New York, NY 10016 (“Kadmon”).

1.             Definitions.

“Agreement” shall mean this Non-Exclusive License and Compound Library Sale Agreement.

“Chiromics Chemistry Technology” shall mean Chiromics’ proprietary methods for the chemical synthesis of the compounds that comprise the Chiromics 8K Library and Chiromics 1MM Library.

“Chiromics 8K Library” shall mean a library consisting of approximately 8,000 chemical compounds.

“Chiromics 8K Library Information” shall mean the SD file and/or SMILES of each of the 8,000 compounds that comprise the Chiromics 8K Library.

“Chiromics 1 MM Library” shall mean a library consisting of approximately one million chemical compounds.

“Chiromics 1MM Library Information” shall mean the SD file and/or SMILES of each of the approximately one million compounds that comprise the Chiromics 1MM Library.

“Confidential Information” shall mean any and all information and data, whether communicated in writing or orally or by any other method, that is provided by one party hereto to another party hereto pursuant to this Agreement, subject to the exceptions set forth in Section 4.1. For the avoidance of doubt, Confidential Information of Chiromics shall include, but is not limited to the Chiromics 8K Library Information and the Chiromics 1MM Library Information.

“Effective Date” shall mean the date of this Agreement as reflected in the introductory paragraph hereof.

“Field of Use” shall mean Kadmon’s use of the Chiromics 8K Library, Chiromics 1MM Library, Chiromics 8K Library Information, and the Chiromics 1MM Library Information for the research, discovery and development of biological and/or pharmaceutical products in its ordinary course of business, including but not limited to screening purposes in an unlimited number of assays. Kadmon may not, under this Agreement, conduct Third Party screenings, contract screenings for the benefit of any Third Party, or otherwise use the libraries, information, or equipment purchased herein for the benefit of any Third Party.

“Lead Compound” shall mean a compound (a) derived, discovered or developed from the screening of the Chiromics 8K Library or the Chiromics 1MM Library, (b) having the activity and demonstrating the structure activity relationships (SAR) and properties as required by Kadmon; and (c) shown to be non-infringing in a preliminary Freedom to Operate analysis.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“Optimized Compound” shall mean a Validation Compound designated by Kadmon, that meets the optimization criteria for pharmacokinetics, pharmacodynamics and acute safety established by Kadmon.

“Territory” means all of the countries in the world, and their territories and possessions.

“Third Party” shall mean any individual or entity other than Chiromics or Kadmon.

“Validation Compound” means a Lead Compound designated by Kadmon, that meets the validation criteria for potency, selectivity, mechanism of action and efficacy established by Kadmon.

2.             License Grant; Purchase, and Delivery.

2.1          Subject to the terms and conditions of this Agreement, in consideration of the payments due from Kadmon to Chiromics under Article 3 of this Agreement, as well as the other obligations undertaken by Kadmon under this Agreement, Chiromics hereby now does grant, and Kadmon hereby accepts, a non-exclusive, royalty-free license to use the Chiromics 8K Library, the Chiromics 1MM Library, the Chiromics 8K Library Information and the Chiromics 1MM Library Information, in the Territory in the Field of Use.

2.2          Subject to the terms and conditions of this Agreement, in consideration of the payments due from Kadmon to Chiromics under Article 3 of this Agreement, as well as the other obligations undertaken by Kadmon under this Agreement, Chiromics hereby now does grant, and Kadmon hereby accepts, a perpetual, non-exclusive, royalty-free, fully paid-up license to use the Chiromics Chemistry Technology in the Territory, for the research, discovery and development of biological and/or pharmaceutical products.

2.3          Within *** months of the Effective Date and Chiromics’ receipt of the license fee set forth in Section 3.1(a) below, Chiromics shall deliver to Kadmon, by a delivery method and to a recipient to be agreed by the parties prior to dispatch, no less than ***% of the Chiromics 8K Library and the Chiromics 8K Library Information. Within *** months of the Effective Date, Chiromics shall deliver to Kadmon, by a delivery method and to a recipient to be agreed by the parties prior to dispatch, the remaining portion of the Chiromics 8K Library and the Chiromics 8K Library Information. The Chiromics 8K Library will be delivered to Kadmon in *** deep well well-plates, totaling approximately *** wells, with approximately *** to *** stereoisomer compounds per well, each such well containing *** micromole of a dry film with a purity of greater than ***%. Chiromics 8K Library Information will be delivered in a format to be agreed upon by the parties prior to dispatch. The respective portions of the Chiromics 8K Library and the Chiromics 8K Library Information will be deemed accepted when delivered unless Kadmon notifies Chiromics in writing (an “Out-of-Specification Notice”) within *** days of delivery that the Chiromics 8K Library or the Chiromics 8K Library Information (or any portion thereof) does not meet the specifications set forth in this Agreement. In the event that Kadmon provides an Out-of-Specification Notice, Chiromics will provide satisfactory remediation or replacement of the Chiromics 8K Library and/or Chiromics 8K Library Information (or such out-of-specification portion thereof) within *** days of such notification and at no extra charge.

2.4          Within *** months of the Effective Date and Chiromics’ receipt of the license fee set forth in Section 3.2, Chiromics shall deliver to Kadmon, by a delivery method and to a recipient to be agreed upon by the parties prior to dispatch, no less than ***% of the Chiromics 1MM Library and Chiromics 1MM Library Information. Within *** months of the Effective, Chiromics shall deliver

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

to Kadmon, by a delivery method and to a recipient to be agreed upon by the parties prior to dispatch, the remaining portion of the Chiromics 1MM Library and Chiromics 1MM Library Information. The Chiromics 1MM Library will be delivered in approximately *** wells, each well containing approximately *** compounds, with a minimum of one hundred milligrams (100mg) of material in each well. The Chiromics 1MM Library will be delivered in solid, powder, and/or liquid form. Each such well will have been tested by Chiromics prior to dispatch to Kadmon to confirm greater than ***% inclusion of the desired mass units with respect to Chiromics’ design of the compound collection. The Chiromics 1MM Library and Chiromics 1MM Library Information will be deemed accepted when delivered unless Kadmon provides an Out-of-Specification Notice to Chiromics within *** days of delivery that the Chiromics MM Library or the Chiromics 1MM Library Information (or some portion thereof) do not meet the specifications set forth in this Agreement. In the event that Kadmon provides an Out-of-Specification Notice to Chiromics, Chiromics will provide satisfactory remediation or replacement of the Chiromics 1MM Library or Chiromics 1MM Library Information (or such out-of-specification portion thereof) within *** days of such notification and at no extra charge.

2.5          Upon the request of Kadmon, Chiromics will promptly provide to Kadmon all of the Chiromics Chemistry Technology, including, without limitation, the synthetic pathway and detailed reaction procedures, on specific samples from the Chiromics 8K Library and/or the Chiromics 1MM Library.

3.             License Fees.

3.1          Up-Front License Fee 8K Library. In partial consideration for the licenses granted herein under the Chiromics 8K Library, the Chiromics 8K Library Information and the Chiromics Chemistry Technology, Kadmon agrees to make the following payments to Chiromics:

(a)   *** within *** days following the Effective Date of this Agreement as partial payment for the Chiromics 8K Library and the Chiromics 8K Library Information; and

(b)   *** within *** business days following the later to occur of (i) the *** month anniversary of the Effective Date and (ii) the final delivery of the Chiromics 8K Library and the Chiromics 8K Library Information, as partial payment for the Chiromics 8K Library and the Chiromics 8K Library Information.

3.2          Up-Front License Fee 1MM Library In consideration for the licenses granted herein under the Chiromics 1MM Library, the Chiromics 1MM Library Information and the Chiromics Chemistry Technology, Kadmon agrees to make the following payments to Chiromics:

(a)   *** within *** days following the Effective Date of this Agreement as partial payment for the Chiromics 1MM Library and the Chiromics 1MM Library Information; and

(b)   *** within *** business days following the later to occur of (i) the *** month anniversary of the Effective Date and (ii) the final delivery of the Chiromics 1MM Library and the Chiromics 1MM

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Library Information, as partial payment for the Chiromics 1MM Library and the Chiromics 1MM Library Information.

3.3             Further License Payments. In final consideration for the licenses granted herein under the Chiromics 8K Library, the Chiromics 8K Library Information, the Chiromics 1MM Library, the Chiromics 1MM Library Information and the Chiromics Chemistry Technology, Kadmon agrees to pay Chiromics an additional aggregate sum of One Million Six Hundred Thousand United States dollars ($1,600,000) in equal *** installments of *** United States dollars *** commencing on the last day of the calendar quarter in which Chiromics makes final delivery to Kadmon of the Chiromics 8K Library, the Chiromics 8K Library Information, the Chiromics 1MM Library and the Chiromics 1MM Library Information (but not earlier than June 30, 2012) and on the last day of each of the successive *** calendar *** thereafter.

4.             Confidentiality.

4.1          All Confidential Information disclosed by one party to the other party hereunder shall be maintained in confidence by the receiving party and shall not be disclosed to any Third Party or used for any purpose except as set forth herein without the prior written consent of the disclosing party, except to the extent that such Confidential Information:

(a)   is known by the receiving party at the time of its receipt, and not through a prior disclosure by the disclosing party, as documented by the receiving party’s business records;

(b)   is in the public domain by use and/or publication before its receipt from the disclosing party, or thereafter enters the public domain through no fault of the receiving party;

(c)   is subsequently disclosed to the receiving party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing party;

(d)   is developed by the receiving party independently of Confidential Information received from the disclosing party, as documented by the receiving party’s business records; or

(e)   is deemed necessary by Kadmon to he disclosed to Affiliates, agent(s), consultant(s), and/or other Third Parties for any and all purposes Kadmon and its Affiliates deem necessary or advisable in the ordinary course of business in accordance with this Agreement on the condition that such Third Parties agree to be bound by confidentiality and non-use obligations that substantially are no less stringent than those confidentiality and non-use provisions contained in this Agreement.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving party.

4.2          If a party is required by judicial or administrative process to disclose Confidential Information that is subject to the non-disclosure provisions of Section 4.1, such party shall promptly inform the other party of the disclosure that is being sought in order to provide the other party with an

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

opportunity to challenge or limit the disclosure obligations. Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of Section 4.1, and the party disclosing Information pursuant to law or court order shall take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information.

5.             Intellectual Property.

5.1          Chiromics shall retain ownership rights to any intellectual property embodied in the Chiromics 8K Library, the Chiromics 1MM Library, the Chiromics 8K Library Information, the Chiromics 1MM Library Information and the Chiromics Chemistry Technology.

5.2          All right, title and interest in and to any and all information, data, results, conclusions, discoveries or inventions, including but not limited to any hits and other compositions or formulations identified through the exercise of the license granted herein, whether or not patentable, which are generated by or on behalf of Kadmon through the use of the Chiromics 8K Library, the Chiromics 1MM Library, the Chiromics 8K Library Information, the Chiromics 1MM Library Information, or the Chiromics Chemistry Technology shall be, as between Kadmon and Chiromics, solely owned by Kadmon. For clarity, upon payment of the fees set forth in Section 3.4 hereof, as between Kadmon and Chiromics, Kadmon shall own all right, title and interest in and to the compositions designated as Lead Compounds, Validation Compounds and Optimized Compounds or their uses, and all improvements thereto made by Kadmon.

6.             Representations and Warranties.

6.1          Each party represents and warrants to the other party that as of the Effective Date:

(a)   it has the full limited liability company right, power and authority to enter into this Agreement and to perform its obligations hereunder; and

(b)   this Agreement has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

7.             Liability.

7.1          Except as specifically set forth in Article 6, Chiromics makes no representations or warranties, express or implied, with respect to the Chiromics 8K Library, the Chiromics 1MM Library, the Chiromics 8K Library Information or the Chiromics 1MM Library Information. Chiromics shall in no way be liable or responsible, to Kadmon or to any Third Party, for Kadmon’s use of or reliance upon the Chiromics 8K Library, the Chiromics MM Library, the Chiromics 8K Library Information or the Chiromics 1MM Library Information, or any product or derivative of such use or reliance. Kadmon agrees to indemnify and hold harmless Chiromics for any claims arising out of Kadmon’s use or reliance of Chiromics 8K Library, the Chiromics 1MM Library, Chiromics 8K Library Information or Chiromics 1MM Library Information.

7.2          KADMON UNDERSTANDS THAT THE CHIROMICS 8K LIBRARY AND THE CHIROMICS 1MM LIBRARY ARE SUPPLIED “AS IS” AND ARE PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. KADMON ACKNOWLEDGES THAT THE CHIROMICS 8K LIBRARY AND THE CHIROMICS 1MM LIBRARY ARE EXPERIMENTAL IN NATURE AND MAY HAVE UNKNOWN HAZARDOUS CHARACTERISTICS, THAT IT IS AWARE OF THE RISKS OF WORKING WITH EXPERIMENTAL MATERIALS AND THAT IT WILL STRICTLY ADHERE TO PROPER LABORATORY PROCEDURES FOR HANDLING EXPERIMENTAL SUBSTANCES WITH UNKNOWN HAZARDS.

8.             Termination.

8.1          This Agreement may be terminated:

(a)   upon written notice by either party if the other party is in breach of its material obligations hereunder by causes and reasons within its control and has not cured such breach within *** days after notice requesting cure of the breach; provided, however, in the event of a good faith dispute with respect to the existence of a material breach, the *** day cure period shall be tolled until such time as the dispute is resolved pursuant to Article 14; or

(b)   by either party upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the party consents to the involuntary bankruptcy or such proceeding is not dismissed within *** days after the filing thereof.

8.2          In the event of the termination of this Agreement pursuant to Section 8.1 as a result of Kadmon’s bankruptcy, insolvency, or failure to make a scheduled payment under Section 3.3 after Chiromics has notified Kadmon of the failure to make payment and Kadmon fails to cure the missed payment within *** days, or because of bankruptcy or insolvency cannot make said scheduled payment within *** days, Kadmon agrees to return the Chiromics 8K Library Information, the Chiromics 1MM Library Information, and any remaining unused portion of the Chiromics 8K Library

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

and 1MM Library to Chiromics within *** days after the last day to cure the failure to make the scheduled payment to Chiromics.

8.3          Termination of this Agreement shall not relieve the parties of any obligation accruing prior to such termination. Any termination of this Agreement shall be without prejudice to the rights of either party against the other accrued or accruing under this Agreement prior to termination. The provisions of Articles 4 through 16, and all definitions relating to the foregoing, shall survive any termination of this Agreement.

9.             Notices.

Any notices required or provided by the terms of this Agreement shall be in writing, addressed in accordance with this Article 9, and shall be delivered, except as otherwise indicated below, personally or sent by certified or registered mail, return receipt requested, postage prepaid or by internationally-recognized express courier services providing evidence of delivery. Except as noted below, the effective date of any notice shall be the date of first receipt by the receiving party. Notices shall be sent to the address(es)/addressee(s) given below or to such other address(es)/addressee(s) as the party to whom notice is to be given may have provided to the other party in writing in accordance with this provision.

If to Kadmon:	Kadmon Corporation, LLC 450 East 29th Street New York, New York 10016 Attention: Steven N. Gordon

If to Chiromics:	Chiromics, LLC PO BOX 252 Princeton, NJ 08542 Attn: Hahn Kim

10.          Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard or reference to any of its rules or provisions governing conflict of laws.

11.          Entire Agreement; Interpretation.

11.1        This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces any and all previous arrangements and understandings, whether oral or written, between the parties with respect to the subject matter hereof. Any amendment or modification to this Agreement shall be of no effect unless made in a writing signed by an authorized representative of each party.

11.2        The parties acknowledge that they have had ample opportunity to seek and use the advice of counsel in the negotiation and drafting of this Agreement. Thus, this Agreement shall be construed and fairly interpreted in accordance with its terms, without any strict construction in favor of or against either party. Ambiguities shall not be interpreted against the drafting party. In construing or interpreting this Agreement, the word “or” shall not be construed as exclusive, and the word “including” shall not be limiting. The use of the singular or plural form shall include the other form

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

and the use of the masculine, feminine or neuter gender shall include the other genders. The use of “shall” and “will” shall have interchangeable meanings for purposes of this Agreement.

12.          Publicity/Use of Names.

No disclosure of the existence, or the terms, of this Agreement may be made by either party, and no party shall use the name, trademark, trade name or logo of the other party in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other party, except as may be required by law.

13.          Assignment.

Except as provided in this Article, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred by either party without the written consent of the other party; provided, however, that Kadmon may, without such written consent, assign this Agreement and its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its assets related to the subject matter of this Agreement, or in the event of its merger or consolidation or change in control or similar transaction. Any attempted assignment not in accordance with this Article shall be void. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement.

14.          Dispute Resolution.

14.1        The parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof. If the parties do not fully settle, and a party wishes to pursue the matter, each such dispute, controversy or claim that is not an “Excluded Claim” shall be finally resolved by binding arbitration in accordance with the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the American Arbitration Association (“AAA”), and judgment on the arbitration award may be entered in any court having jurisdiction thereof.

14.2        The arbitration shall be conducted by a panel of three persons experienced in the pharmaceutical business: Within thirty (30) days after initiation of arbitration, each party shall select one person to act as arbitrator; and the two party-selected arbitrators shall select a third arbitrator within thirty (30) days of their appointment. If the arbitrators selected by the parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the AAA. The place of arbitration shall be Princeton, New Jersey.

14.3        Either party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that party pending the arbitration award. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a party’s compensatory damages. Each party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration.

14.4        Except to the extent necessary to confirm an award or as may be required by law, neither a party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both parties. In no event shall an arbitration be initiated after the date

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

14.5        The parties agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if an arbitrator or court determines that such payments are not due.

15.          Severability.

The provisions of this Agreement are severable, and if any provisions hereof shall be determined to be invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall continue in full force and effect.

16.          Counterparts.

This Agreement may be signed in any number of counterparts (facsimile and electronic transmission included), each of which shall be deemed an original, but all of which shall constitute one and the same instrument. A facsimile or electronic transmission (including .pdf) copy of this Agreement and the executed signature pages hereof shall be deemed the equivalent of an original hereof.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, effective as of the Effective Date.

KADMON CORPORATION, LLC			CHIROMICS, LLC

By:	/s/ Steven N. Gordon		By:	/s/ Hahn Kim
	Name:	Steven N. Gordon		Name:	Hahn Kim
	Title:	Executive Vice President and		Title:	Chief Scientific Officer
General Counsel